UNAUDITED INTERIM CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS - USD ($) $ in Thousands	6 Months Ended
	Jun. 30, 2023	Jun. 30, 2022
Revenues
Vessel operating revenues	$ 179,204	$ 158,728
Operating expenses
Voyage expenses	(1,035)	(1,866)
Vessel operating expenses	(32,999)	(29,718)
Administrative expenses	(6,067)	(4,517)
Depreciation	(35,870)	(35,816)
Operating income	103,233	86,811
Other income/(expenses)
Interest income	2,973	296
Interest expense	(53,526)	(30,495)
Extinguishment of long-term debt	(10,238)	(1,724)
Gain on derivatives	14,264	46,358
Other financial items	(1,118)	(1,198)
Income before tax	55,588	100,048
Income tax expense	(41)	(27)
Net income	$ 55,547	$ 100,021
Earnings/(loss) per share:
Basic (in USD per share)	$ 1.03	$ 1.88
Diluted (in USD per share)	$ 1.03	$ 1.87